                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ______________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported)   July 18, 1999
                                 ______________


                              GLOBAL CROSSING LTD.
            ________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


            Bermuda                     000-24565             98-0189783
    ---------------------------        ------------        ------------------
   (State or Other Jurisdiction        (Commission          (IRS Employer
        of Incorporation)              File Number)        Identification No.)



              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
  ___________________________________________________________________________
          (Address of Principal Executive Offices)            (Zip Code)


      Registrant's telephone number, including area code   (441) 296-8600
                                ______________


                                NOT APPLICABLE
  ___________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On July 18, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing"), and U S WEST, Inc., a Delaware corporation ("U S WEST"), announced that they have terminated the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 16, 1999, between Global Crossing and U S WEST.
A copy of the Termination Agreement (the "Termination Agreement"), dated as of July 18, 1999, between Global Crossing and U S WEST pursuant to which Global Crossing and U S WEST terminated the Merger Agreement is attached hereto as
Exhibit 10.1 and incorporated herein by reference. In connection therewith, Global Crossing and U S WEST entered into Amendment No. 1 to Tender Offer and Purchase Agreement ("Amendment No. 1"), dated as of July 18, 1999. A copy of Amendment No. 1 is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

     In addition, Global Crossing and Qwest Communications International Inc., a Delaware corporation ("Qwest"), entered into an Agreement (the "Agreement"), dated as of July 18, 1999, pursuant to which Global Crossing and Qwest agreed to take certain actions in connection with the termination of the Merger Agreement. A copy of the Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. In connection therewith, Global Crossing Holdings Ltd., a Bermuda company, and Qwest entered into an agreement (the "Capacity Agreement"), dated as of July 18, 1999, pursuant to which Qwest has agreed to acquire capacity on certain fiber optic cable systems owned by Global Crossing. A copy of the Capacity Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

     A copy of Global Crossing's July 18th press release relating to these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits:

                        10.1 Termination Agreement, dated as of July 18, 1999, between Global Crossing Ltd. and U S WEST, Inc.

                        10.2 Amendment No. 1 to Tender Offer and Purchase Agreement, dated as of July 18, 1999, between Global Crossing Ltd. and U S WEST, Inc.

                        10.3 Agreement, dated as of July 18, 1999, between Qwest Communications International Inc. and Global Crossing Ltd.

                        10.4 Agreement, dated as of July 18, 1999, between Global Crossing Holdings Ltd. and Qwest Communications International Inc.

                        99.1 Press release of Global Crossing Ltd., dated July 18, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GLOBAL CROSSING LTD.



                              By:  /s/ Dan J. Cohrs
                                 --------------------------------
                              Name:    Dan J. Cohrs
                              Title:   Senior Vice President and
                                       Chief Financial Officer

Dated:  July 19, 1999

                                 Exhibit Index



Exhibit No.                     Exhibit
-----------                     -------

  10.1 Termination Agreement, dated as of July 18, 1999, between Global Crossing Ltd. and U S WEST, Inc.

  10.2 Amendment No. 1 to Tender Offer and Purchase Agreement, dated as of July 18, 1999, between Global Crossing Ltd. and U S WEST, Inc.

  10.3 Agreement, dated as of July 18, 1999, between Qwest Communications International Inc. and Global Crossing Ltd.

  10.4 Agreement, dated as of July 18, 1999, between Global Crossing Holdings Ltd. and Qwest Communications International Inc.

  99.1        Press release of Global Crossing Ltd. dated July 18, 1999.